UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

Blackstone Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 28, 2022, Blackstone Real Estate Income Trust, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Because 2,138,304,781 shares of the Company’s common stock, or approximately 50.83% of the 4,206,846,294 total shares of the Company’s common stock entitled to vote at the Annual Meeting, were present in person or by proxy, a quorum was present at the meeting, as required by the Company’s Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following nine individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Frank Cohen	1,973,362,842	17,577,526	102,564,592	44,799,821
A.J. Agarwal	1,968,464,894	21,872,447	103,167,619	44,799,821
Wesley LePatner	1,965,505,040	20,330,913	107,669,007	44,799,821
Brian Kim	1,950,949,738	35,662,281	106,892,941	44,799,821
Raymond J. Beier	1,966,311,496	18,357,948	108,835,516	44,799,821
Susan Carras	1,928,106,565	62,106,720	103,291,675	44,799,821
Richard I. Gilchrist	1,916,667,101	68,007,468	108,830,391	44,799,821
Field Griffith	1,918,349,206	64,029,868	111,125,886	44,799,821
Edward Lewis	1,897,829,009	86,482,139	109,193,812	44,799,821

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Votes For	Votes Against	Votes Abstained
2,046,576,220	18,509,607	73,218,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: July 1, 2022

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary